BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH C. REED TRUST ("Seller"), in consideration of Ninety-Nine Thousand Seven Hundred Fifty and /oo Dollars
($99,750.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, convey, assign, transfer and deliver to Mestek, Inc., a Pennsylvania corporation ("Buyer"), free and clear of all liens, encumbrances, restrictions and adverse claims whatsoever, all of the machinery, equipment, fixtures, jigs, dies, tooling, patterns, tooling fixtures identified in Schedule 1 attached hereto (the "Machinery & Equipment"), together with any rights of Seller to all warranties, if any, and to the extent assignable, received from the manufacturers and sellers of such items.

Seller does for itself, and its successors and assigns, covenant and agree, at its own expense, to warrant and defend the title to and the sale and transfer of the Machinery & Equipment unto Buyer, its successors and assigns, against all claims whatsoever.

Seller shall, at the request of Buyer and without further consideration, execute and deliver such other instruments of conveyance, assignment and transfer and take such other actions as Buyer may reasonably require to more effectively convey, assign, transfer to and vest in Buyer, good and marketable title and possession in the Machinery & Equipment.

Buyer hereby accepts the Equipment "AS IS" and "WHERE IS" and understands that there are NO WARRANTEES EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE granted or given with respect to the Machinery & Equipment.

By acceptance hereof, Buyer agrees to utilize, guard and equip the Machinery & Equipment as required under the applicable rules and regulations of the Occupational Safety and Health Administration ("OSHA") and to comply with any and all applicable OSHA standards in its sale, use, modification, repair or refurbishment of the Equipment with all appropriate disclaimers for and in favor of the Seller, and to hold Seller harmless for any claims related thereto.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 1st day of January, 1999.

WITNESS:                                             ELIZABETH C. REED TRUST

                                                      /S/ JOHN E. REED
---------------------------                          ---------------------------
                                                     By: John E. Reed
                                                     Its: Trustee